UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2004



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                          (State or other jurisdiction
                               of incorporation or
                                  organization)

                   1-12935                                 20-0467835
          (Commission File Number)                      (I.R.S. Employer
                                                       Identification No.)


            5100 Tennyson Parkway
                 Suite 3000
                Plano, Texas                                   75024
       (Address of principal executive                       (Zip code)
                  offices)


Registrant's telephone number, including area code:        (972)673-2000

Item 4.           Changes In Registrant's Certifying Accountant.
                  ---------------------------------------------

     On May 12, 2004, the Audit Committee of Denbury Resources Inc. (the "Company") approved the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004, to replace Deloitte & Touche LLP ("Deloitte") as the Company's independent auditors effective as of May 12, 2004. The decision was affirmed by the Company's board of directors.

     Deloitte's audit reports on the Company's financial statements for the two most recent fiscal years, which ended December 31, 2002 and 2003, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. Deloitte's 2003 report was modified to address the Company's adoption in 2003 of SFAS 143.

     During the Company's two most recent fiscal years, which ended December 31, 2002 and 2003, respectively, and the subsequent interim period through March 31, 2004:

(1) there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports;

(2) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred; and

(3) the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company provided Deloitte with a copy of the foregoing statements. A letter from Deloitte, dated May 17, 2004, is attached hereto as Exhibit 16.1.

Item 5.  Other Events.
         ------------

     On May 17, 2004, Denbury Resources Inc. issued a press release, attached as
Exhibit 99.1, announcing that it has renewed a stock repurchase program (the "Plan") to purchase shares of its common stock on the New York Stock Exchange in order for such repurchased shares to be made available for purchase by employees under Denbury's Employee Stock Purchase Plan. The Plan is intended to comply with the requirements of both SEC Rule 10b5-1 and Rule 10b-18. The Plan provides for purchases through an independent broker of 50,000 shares of Denbury's common stock per fiscal quarter for a period of twelve months, or a total of 200,000 shares, beginning July 1, 2004 and ending on June 30, 2005. Purchases are to be made at prices and times determined in the discretion of the independent broker, provided however that no purchases may be made during the last ten business days of the fiscal quarter, which is the principal period for shares purchased by employees pursuant to Denbury's Employee Stock Purchase Plan.

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

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

     (c)  Exhibits.  The  following  exhibits are filed with this report on Form
          8-K:

     Exhibit No.                                   Exhibit Description

         16.1           Letter from Deloitte & Touche  LLP to the Securities and Exchange
                        Commission, dated May 17, 2004, regarding change in certifying accountant, pursuant to Item 304(a)(3) of Regulation S-K.

                        Press Release dated May 17, 2004, regarding renewal of Rule 10b5-1 Stock
         99.1           Repurchase Program.




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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 17, 2004

                                  Denbury Resources Inc.
                                      (Registrant)



                                  By:      /s/ Phil Rykhoek
                                           ----------------
                                           Phil Rykhoek
                                           Sr. Vice President and Chief
                                           Financial Officer















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